EXHIBIT 24a1



                               POWER OF ATTORNEY


     The undersigned, acting in the capacity or capacities with respect to American Brands, Inc. stated with their respective names below, hereby constitute and appoint GILBERT L. KLEMANN, II, EDWARD P. SMITH and A. ROBERT COLBY, and each of them severally, the attorneys-in-fact of the undersigned with full power to them and each of them to sign for and in the name of the undersigned in the capacities indicated below (a) the Registration Statement on Form S-8 of the Defined Contribution Plan of American Brands, Inc. and Participating Operating Companies, (b) the Registration Statement on Form S-8 of the MasterBrand Industries, Inc. Hourly Employee Savings Plan and (c) any and all amendments and supplements thereto:


         Signature                   Title                   Date



      Thomas C. Hays
   ----------------------     Chairman of the Board     October 24, 1995
      Thomas C. Hays           and Chief Executive
                               Officer (principal
                              executive officer) and
                                   Director



       John T. Ludes
   ----------------------     President and Chief       October 31, 1995
       John T. Ludes         Operating Officer and
                                   Director



     Robert L. Plancher
   ----------------------    Senior Vice President      October 27, 1995
     Robert L. Plancher      and Chief Accounting
                              Officer (principal
                              accounting officer)



  Dudley L. Bauerlein, Jr.
   ----------------------    Senior Vice President      October 27, 1995
  Dudley L. Bauerlein, Jr.    and Chief Financial
                              Officer (principal
                              financial officer)



      William J. Alley
   ----------------------         Director              October 30, 1995
      William J. Alley


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     Eugene R. Anderson
   ----------------------         Director              October 25, 1995
     Eugene R. Anderson



     Patricia O. Ewers
   ----------------------         Director              October 25, 1995
     Patricia O. Ewers



   John W. Johnstone, Jr.
   ----------------------         Director              October 25, 1995
   John W. Johnstone, Jr.



      Wendell J. Kelley
   ----------------------         Director              October 25, 1995
      Wendell J. Kelley



      Sidney Kirschner
   ----------------------         Director              October 25, 1995
      Sidney Kirschner



      Gordon R. Lohman
   ----------------------         Director              October 25, 1995
      Gordon R. Lohman



   Charles H. Pistor, Jr.
   ----------------------         Director              October 25, 1995
   Charles H. Pistor, Jr.



      Peter M. Wilson
   ----------------------         Director              October 31, 1995
      Peter M. Wilson